UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2013

CLUBCORP CLUB OPERATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-173127	27-3894784
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

3030 LBJ Freeway, Suite 600 Dallas, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

(972) 243-6191
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by ClubCorp Club Operations, Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

Item 1.01	Modification of a Material Definitive Agreement.

On August 30, 2013, the Company, CCA Club Operations Holdings, LLC, certain lenders, and Citicorp North America, Inc., as administrative agent and collateral agent ("Citicorp"), entered into Amendment No. 3 ("Amendment No. 3") to the Credit Agreement dated as of November 30, 2010 (as amended, restated, extended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Company, the lenders from time to time a party thereto, and Citicorp.

The Credit Agreement, as previously amended, permitted an incremental increase of revolving credit capacity of $135.0 million with an additional $75.0 million in revolving credit and term loan combined and additional capacity for incremental revolving credit and / or term loan commitments thereafter if certain covenants are met.

By way of Amendment No. 3, the Company agreed to reduce the current revolving credit facility with a maximum amount borrowing limit of $50.0 million to the then amount of standby letters of credit outstanding as of the effective date of Amendment No. 3, and Citicorp and the lenders named therein agreed to a conditional $135.0 million in incremental revolving credit commitments, which commitments will mature five years from the effective date of Amendment No. 3. Amendment No. 3 is subject to certain customary conditions precedent, and the receipt by the Company, by way of contribution, of at least $150.0 million of proceeds from the completion of an initial public offering by ClubCorp Holdings, Inc, all of which must be satisfied by October 31, 2013. Borrowings under the incremental revolving credit commitments will bear interest at a rate of LIBOR plus a margin of 3.0% per annum.

The above description of Amendment No. 3 is qualified in its entirety by Amendment No. 3 filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

The following document is attached as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description
10.1
Amendment No. 3, dated as of August 30, 2013, to the Credit Agreement dated as of November 30, 2010 among CCA Club Operations Holdings, LLC, ClubCorp Club Operations, Inc. as Borrower, Citicorp North America, Inc. as Administrative Agent, Swing Line Lender and L/C Issuer, the other lenders party thereto and Citigroup Global Markets Inc. as Sole Arranger and Sole Bookrunner.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2013	CLUBCORP CLUB OPERATIONS, INC.

	By:	/s/ Curtis D. McClellan
Curtis D. McClellan
Chief Financial Officer and Treasurer